Exhibit 10(b)

SUPPLEMENTAL INDENTURE

        SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of June 16, 2005 between Joy Global Inc., a Delaware corporation (the “Company”), the direct and indirect subsidiaries of the Company set forth on Schedule A hereto, as guarantors (the “Subsidiary Guarantors”) and Wells Fargo Bank, N.A., as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H :

        WHEREAS, the Company, the Subsidiary Guarantors and the Trustee heretofore executed and delivered an Indenture, dated as of March 18, 2002 (the “Indenture”), providing for the issuance of the 8¾% Senior Subordinated Notes due 2012 (the “Securities”) (capitalized terms used herein but not otherwise defined have the meanings ascribed thereto in the Indenture);

        WHEREAS, in accordance with Section 9.02 of the Indenture, the Trustee and the Company, together with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities outstanding as of the date hereof, may amend or waive certain terms and covenants in the Indenture as described below;

        WHEREAS, the Company and each of the Subsidiary Guarantors are undertaking to execute and deliver this Supplemental Indenture to amend certain terms and covenants in the Indenture in connection with the Offer to Purchase and Consent Solicitation Statement of the Company, dated as of May 18, 2005, and any amendments, modifications or supplements thereto (the “Offer and Consent Solicitation”); and

        WHEREAS, this Supplemental Indenture has been duly authorized by all necessary corporate action on the part of the Company and each of the Subsidiary Guarantors.

        NOW, THEREFORE, in consideration for the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, each of the Subsidiary Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

ARTICLE I

Amendments and Waivers

Section 1.1 Applicability of Certain Indenture Provisions to the Offer and Consent Solicitation. The application of the provisions of Article 4 of the Indenture are hereby waived to the extent that such provisions might otherwise interfere with the ability to enter into agreements contemplated by, and to consummate, the Offer and Consent Solicitation.

Section 1.2 Amendments to the Indenture. Effective at the time of payment or deposit with DTC of an amount of money sufficient to pay for all Securities validly tendered and accepted pursuant to the Offer and Consent Solicitation and to make all consent payments required under the Offer and Consent Solicitation:

(i)	The Indenture is hereby amended to delete Sections 4.02, 4.03, 4.04, 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11 and 4.12 in their entirety and all references thereto contained elsewhere in the Indenture in their entirety (including, without limitation, references to such Sections contained in the Events of Default contained in Section 6.01 of the Indenture);

(ii)	Clause (2) of Section 5.01(a) of the Indenture is hereby amended and restated in its entirety to read:

(2)	immediately after giving pro forma effect to such transaction, no Default shall have occurred and be continuing;

(iii)	The Indenture is hereby amended to delete Clause (3) of Section 5.01(a) in its entirety and all references thereto contained elsewhere in Section 5.01 and in the Indenture in their entirety (including, without limitation, references to such Section contained in the Event of Default contained in Section 6.01 of the Indenture);

(iv)	Clause (1) of Section 5.01(b) of the Indenture is hereby amended and restated in its entirety to read:

(1)	the resulting, surviving or transferee Person (if not such Subsidiary) shall be a Person organized and existing under the laws of the jurisdiction under which such Subsidiary was organized or under the laws of the United States of America, or any State thereof or the District of Columbia, and such Person shall expressly assume, by a Guaranty Agreement, in a form satisfactory to the Trustee, all the obligations of such Subsidiary, if any, under its Subsidiary Guaranty;

(v)     Clause (2) of Section 5.01(b) of the Indenture is hereby amended and restated in its entirety to read:

(2)	immediately after giving effect to such transaction or transactions on a pro forma basis, no Default shall have occurred and be continuing; and

(vi)	The Indenture is hereby amended to delete clauses (4), (6) and (9) of Section 6.01 in their entirety and all references thereto contained in Section 6.01 and elsewhere in the Indenture in their entirety;

(vii)	All definitions set forth in Section 1.01 of the Indenture that relate to defined terms used solely in sections deleted by this Supplemental Indenture are hereby deleted in their entirety; and

(viii)	All references to Sections 5.01(a), 5.01(b) and 6.01 of the Indenture shall mean Sections 5.01(a), 5.01(b) and 6.01 as amended by this Supplemental Indenture.

ARTICLE II

Miscellaneous

Section 2.1 Effect of Supplemental Indenture. Upon the execution and delivery of this Supplemental Indenture by the Company, each of the Subsidiary Guarantors and the Trustee, the Indenture shall be supplemented in accordance herewith, and this Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered under the Indenture shall be bound hereby.

Section 2.2 Indenture Remains in Full Force and Effect. Except as supplemented hereby, all provisions in the Indenture shall remain in full force and effect.

Section 2.3 Indenture and Supplemental Indenture Construed Together. This Supplemental Indenture is an indenture supplemental to and in implementation of the Indenture, and the Indenture and this Supplemental Indenture shall henceforth be read and construed together.

Section 2.4 Confirmation and Preservation of Indenture. The Indenture as supplemented by this Supplemental Indenture is in all respects confirmed and preserved.

Section 2.5 Conflict with the Trust Indenture Act. If any provision of this Supplemental Indenture limits, qualifies or conflicts with any provision of the TIA that is required under the TIA to be a part of and govern any provision of this Supplemental Indenture, the provision of the TIA shall control. If any provision of this Supplemental Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the provision of the TIA shall be deemed to apply to the Indenture as so modified or to be excluded by this Supplemental Indenture, as the case may be.

Section 2.6 Severability. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 2.7 Benefits of Supplemental Indenture. Nothing in this Supplemental Indenture or the Securities, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors hereunder and thereunder and the Holders of the Securities, any benefit of any legal or equitable right, remedy or claim under the Indenture, this Supplemental Indenture or the Securities.

Section 2.8 Successors. All agreements of the Company and each of the Subsidiary Guarantors in this Supplemental Indenture shall bind their respective successors. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

Section 2.9 Certain Duties and Responsibilities of the Trustee. In entering into this Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture and the Securities relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided.

Section 2.10 Governing Law. This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

Section 2.11 Multiple Originals. The parties may sign any number of copies of this Supplemental Indenture, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 2.12 Headings. The Article and Section headings herein are inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

Section 2.13 The Trustee. The Trustee shall not be responsible in any manner for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which are made by the Company and each of the Subsidiary Guarantors.

_________________

        IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first written above.

JOY GLOBAL INC.

By: ___________________________________
      Name:
      Title:

WELLS FARGO BANK, N.A., as Trustee

By: ___________________________________
      Name:
      Title:

AMERICAN ALLOY CORPORATION

By: ___________________________________
      Name:
      Title:

HARNISCHFEGER CORPORATION

By: ___________________________________
      Name:
      Title:

HARNISCHFEGER TECHNOLOGIES, INC.

By: ___________________________________
      Name:
      Title:

HARNISCHFEGER WORLD SERVICES CORPORATION

By: ___________________________________
      Name:
      Title:

HCHC, INC.

By: ___________________________________
      Name:
      Title:

HIHC, INC.

By: ___________________________________
      Name:
      Title:

JOY MM DELAWARE, INC.

By: ___________________________________
      Name:
      Title:

JOY TECHNOLOGIES INC.

By: ___________________________________
      Name:
      Title:

SOUTH SHORE CORPORATION

By: ___________________________________
      Name:
      Title:

SOUTH SHORE DEVELOPMENT, LLC

By: ___________________________________
      Name:
      Title:

THE HORSBURGH & SCOTT COMPANY

By: ___________________________________
      Name:
      Title:

SCHEDULE A

SUBSIDIARY GUARANTORS

American Alloy Corporation

Harnischfeger Corporation

Harnischfeger Technologies, Inc.

Harnischfeger World Services Corporation

HCHC, Inc.

HIHC, Inc.

Joy MM Delaware, Inc.

Joy Technologies Inc.

South Shore Corporation

South Shore Development, LLC

The Horsburgh & Scott Company